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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 19, 2005
                                                           -------------

                       ISRAEL TECHNOLOGY ACQUISITION CORP.
                       -----------------------------------
               (Exact Name of Registrant as Specified in Charter)

            Delaware                     000-51259              20-2374143
--------------------------------     ----------------     ----------------------
  (State or Other Jurisdiction          (Commission            (IRS Employer
        of Incorporation)              File Number)         Identification No.)

        23 Karlibach St., Tel Aviv, Israel                        67132
-----------------------------------------------------     ----------------------
     (Address of Principal Executive Offices)                  (Zip Code)

Registrant's telephone number, including area code: 972-3-6247396
                                                    -------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

       On July 19, 2005, the initial public offering ("IPO") of 6,000,000 Units ("Units") of Israel Technology Acquisition Corp. (the "Company") was consummated. Each Unit consists of one share of Common Stock, $.0001 par value per share ("Common Stock"), and two Warrants ("Warrants"), each to purchase one share of Common Stock. The Units were sold at an offering price of $6.00 per Unit, generating gross proceeds of $36,000,000. Audited financial statements as of July 19, 2005 reflecting receipt of the proceeds upon consummation of the IPO have been issued by the Company and are included as Exhibit 99.1 to this Current Report on Form 8-K.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

        (c) Exhibits:

            Exhibit 99.1              Audited Financial Statements

            Exhibit 99.2              Press release dated July 19, 2005

                                    SIGNATURE


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   July 19, 2005                     ISRAEL TECHNOLOGY ACQUISITION CORP.



                                       By: /s/ Israel Frieder
                                           ------------------
                                           Israel Frieder
                                           Chairman and Chief Executive Officer